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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                               SEPTEMBER 19, 1997


                     AAMES CAPITAL CORPORATION ON BEHALF OF
                           AAMES MORTGAGE TRUST 1997-C
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             (Exact name of Registrant as specified in its charter)

         CALIFORNIA                   333-21219                   95-4438859
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(State or other jurisdiction        (Commission               (I.R.S.  employer
     of incorporation)              file number)             identification no.)



   350 SOUTH GRAND AVENUE, 52ND FLOOR
        LOS ANGELES, CALIFORNIA                                    90071
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(Address of principal executive offices)                         (ZIP Code)

                                 (213) 640-5000
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               Registrant's telephone number, including area code

                                       NA
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events

         Aames Capital Corporation (the "Sponsor") and an affiliate, Aames Capital Acceptance Corp., registered up to $2,800,000,000 principal amount of asset-backed certificates and asset-backed bonds under Rule 415 of the Securities Act of 1933, as amended (the "Act"), pursuant to a Registration Statement on Form S-3, including a prospectus (Registration Statement File No. 333-21219) (the "Registration Statement"). Pursuant to the Registration Statement, the Sponsor filed a Prospectus Supplement dated September 15, 1997, and a Prospectus dated September 15, 1997 (collectively, the "Prospectus"), relating to $498,802,000 aggregate principal amount of Mortgage Pass-Through Certificates, Series 1997-C (the "Certificates"), issued by Aames Mortgage Trust 1997-C ("Trust") on September 19, 1997 (the "Closing Date"). The Certificates consist of the Class A-1F Adjustable Rate Certificates, Class A-2F, Class A-3F, Class A-4F, Class A-5F, Class A-6F, Class A-IO, Class M-IF, Class M-2F, Class B-IF, Class A-IA, Class M-IA, Class M-2A and Class B-1A Certificates (together, the "Offered Certificates"), Class B-2F Certificates, Class R Certificates and Class C Certificates. Only the Offered Certificates were offered by the Prospectus.

         The Certificates represent the entire undivided interest in the Trust created pursuant to the Pooling and Servicing Agreement dated as of September 1, 1997 (the "Pooling and Servicing Agreement") between the Sponsor, in the capacity of Seller and Servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee"). The purpose of this Current Report on Form 8-K is to file certain final documents with respect to the Offered Certificates.



Item 7. Financial Statements: Pro Forma Financial Information and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits:

               1.1 Underwriting Agreement, dated September 15, 1997, between Aames Capital Corporation, as Sponsor, and Prudential Securities Incorporated, as Representative of the several Underwriters named in Schedule I to the Pricing Agreement.

               1.2 Pricing Agreement, dated September 15, 1997, between Aames Capital Corporation, as Sponsor, and Prudential Securities Incorporated, as Representative of the several Underwriters named in Schedule I thereto.

               4.1 Pooling and Servicing Agreement, dated as of September 1, 1997, between Aames Capital Corporation, as Seller and Servicer, and Bankers Trust Company of California, N.A., as Trustee.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has dully caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AAMES CAPITAL CORPORATION


                                     By: /s/ Mark E. Elbaum
                                         ------------------------------------
                                             Mark E. Elbaum
                                             Senior Vice President - Finance and
                                               Chief Accounting Officer



         Dated:  October 10, 1997



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                                  EXHIBIT INDEX



Exhibit No.         Description of Exhibit
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
    1.1             Underwriting Agreement, dated September 15, 1997, between
                    Aames Capital Corporation, as Sponsor, and Prudential
                    Securities Incorporated, as Representative of the several
                    Underwriters named in Schedule I to the Pricing Agreement.

    1.2             Pricing Agreement, dated September 15, 1997, between Aames
                    Capital Corporation, as Sponsor, 1.2 and Prudential
                    Securities Incorporated, as Representative of the several
                    Underwriters named in Schedule I thereto.

    4.1             Pooling and Servicing Agreement, dated as of September 1,
                    1997, between Aames Capital Corporation, as Seller and
                    Servicer, and Bankers Trust Company of California, N.A., as
                    Trustee.
















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